Exhibit 99.2

1 FIRST QUARTER 2022 FINANCIAL RESULTS May 9, 2022

2 SCOTT PALFREEMAN Director of Finance and Investor Relations SCOTT PALFREEMAN Vice President of Finance and Investor Relations

Safe Harbor Provision

Certain statements contained in this press release regarding Veritiv Corporation's (the "Company") future operating results, performance, strategy, business plans, prospects, guidance, statements related to the impact of COVID-19 and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "continue," "intend," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, have been used to identify such forward-looking statements. All forward-looking statements reflect only the Company's current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company's actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include the risks and other factors described under "Risk Factors" and elsewhere in our Annual Report on Form 10-K and in the Company's other publicly available reports filed with the Securities and Exchange Commission ("SEC"). Such risks and other factors, which in some instances are beyond the Company's control, include: adverse impacts of the COVID-19 pandemic; the industry-wide decline in demand for paper and related products; increased competition from existing and non-traditional sources; procurement and other risks in obtaining packaging, facility products and paper from our suppliers for resale to our customers; changes in prices for raw materials; changes in trade policies and regulations; increases in the cost of fuel and third-party freight and the availability of third-party freight providers; the loss of any of our significant customers; inability to realize expected benefits of restructuring plans; adverse developments in general business and economic conditions that could impair our ability to use net operating loss carryforwards and other deferred tax assets; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties; our ability to attract, train and retain highly qualified employees; our pension and health care costs and participation in multi-employer pension, health and welfare plans; the effects of work stoppages, union negotiations and labor disputes; our ability to generate sufficient cash to service our debt; increasing interest rates; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; our ability to comply with the covenants contained in our debt agreements; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws; changes in tax laws; adverse results from litigation, governmental investigations or audits, or tax-related proceedings or audits; regulatory changes and judicial rulings impacting our business; the impact of adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets on demand for our products and services, our business including our international operations, and our customers; foreign currency fluctuations; inclement weather, widespread outbreak of an illness, anti-terrorism measures and other disruptions to our supply chain, distribution system and operations; our dependence on a variety of information technology and telecommunications systems and the Internet; our reliance on third-party vendors for various services; cybersecurity risks; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results.

The Company is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet service providers. This press release is being furnished to the SEC through a Form 8-K. The Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2022 to be filed with the SEC may contain updates to the information included in this release.

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Veritiv

SAL ABBATE Chief Executive Officer

Financial Results First Quarter 2022 Compared to Prior Year 5 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures . Strong sales growth and a combination of commercial and supply chain discipline drove record earnings and Adjusted EBITDA margins in the first quarter NET SALES NET INCOME DILUTED EPS ADJ. EBITDA 1 ADJ. EBITDA MARGIN 1 $1.9B $78.5M $5.12 $119.5M 6.4% +19.2% +268.5% +300.0% +100.8% +260 bps UP $0.3B UP $57.2M UP $3.84 UP $60.0M FROM 3.8%

6 Business Update Comments : • Inflationary market price increases across product portfolio continued into first quarter • Pass - through of market price increases managed effectively and with proper notice • Continued demand and constrained supply expected to support prices at current levels • Wage inflation consistent with broader market and supply chain challenges

Packaging Segment Performance 7 Comments : • Strong sales growth across all customer sectors and above - market volume growth • Fourth consecutive quarter of double - digit sales growth • Record first quarter Adjusted EBITDA of $97 million and Adjusted EBITDA margin of 9.7% • Twelve consecutive quarters of year - over - year improvement in Adjusted EBITDA margin • Further established position as the leading provider of business - to - business Packaging solutions in North America Net sales Adjusted EBITDA Adjusted EBITDA Margin $803M $855M $1,003M - $500M $1,000M 1Q'20 1Q'21 1Q'22 Net Sales $60M $78M $97M - $50M $100M 1Q'20 1Q'21 1Q'22 Adjusted EBITDA 7.4% 9.1% 9.7% 0.0% 5.0% 10.0% 1Q'20 1Q'21 1Q'22 Adjusted EBITDA Margin

8 Print + Publishing = Print Solutions • Print & Publishing segments consolidated into one segment • Newly combined Print Solutions segment reflects how these businesses will now be managed internally • Will provide more flexibility in how we align resources to support our customers and align with the long - term needs of the business Strategic Portfolio Transformation Print Solutions Segment

STEVE SMITH Chief Financial Officer

Segment and Consolidated Financial Results First Quarter 2022 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 2. Adjusted EBITDA does not sum to the year - to - date amount due to rounding. 10 1, 2 1Q 2022 Full Year 2021 Adj. EBITDA Adj. EBITDA % of Net Sales Change from PY Change from PY $97M 9.7% +24.9% +60 bps $13M 5.8% +16.5% +20 bps $55M 9.2% +213.8% +550 bps Corporate & Other ($46M) $120M 6.4% +100.8% +260 bps Veritiv Consolidated Packaging Facility Solutions Print Solutions

$247M $266M $134M ~ $250M - $100M $200M $300M FY19 FY20 FY21 FY22E Free Cash Flow 2,3 Cash Flow; Low Leverage 1. Calculated as net debt divided by trailing twelve months of Adjusted EBITDA. 2. Cash flow from operations less capital expenditures. 3 . S ee appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures . Significant net leverage reduction since 2019 driven by healthy free cash flow generated from increased earnings and disciplined working capital reductions 11 4.1x 2.1x 1.1x 1.1x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x FY19 FY20 FY21 1Q22 Net Leverage Ratio 1, 3 $0M • Working capital initiatives • Secular decline in Print • Investment in growth • Approaching steady state of free cash flow

Capital Allocation Capital Allocation Priorities: • Invest in the business: • Organic • Inorganic • Return value to shareholders 2022 CapEx : Approximately $ 30M Active $200M Share Repurchase Program Reduction in net leverage below long - term target of 3x enabled active share repurchase program and investments in growth. Record low net leverage provides both financial and strategic optionality. Scope and/or Scale Acquisitions Disciplined Approach 12

SAL ABBATE Chief Executive Officer

14 Strategic Portfolio Transformation Veritiv Canada Divestiture 1. Figures based on FY 2021 results of Veritiv Canada, Inc. as a percentage of Veritiv Consolidated. | 2. Excluding non - core fo od service packaging <9% of Adj. EBITDA ~10% of Sales ~15% of Employee Base Canada 1 by the numbers: Why Sell Canada? • Highly concentrated across lower margin products, customers and sectors • Less than 20% of sales in Canada were Packaging 2 • Proceeds from sale will be reinvested in higher margin growth businesses, the current share repurchase program of $200M, and other capital priorities

Packaging Growth Above Market GDP+ Long Term Growth Rate Organic Growth Inorganic Growth Long term above market growth driven by a combination of organic and inorganic growth initiatives Value - Added Solutions Broad Product and Customer Expertise Higher - Growth Customer Sectors Scope & Scale A cquisitions 15 End - to - End Digital Ecosystem Enhanced Customer Experience Comprehensive Supply Chain & Leading Suppliers - Foundational Enablers -

Outlook Full Year 2022 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 2. Cash flow from operations less capital expenditures. Net Income $270 – $305 Million (estimated 22 - 24% effective tax rate) Diluted Earnings per Share $18.00 – $21.00 (approximately 14.7 million shares) Adjusted EBITDA 1 $445 – $485 Million Free Cash Flow 1,2 Approximately $250 Million Capital Expenditures Approximately $30 Million 16 Comments : • Accelerated net income growth; full - year 2022 net income approximately double prior year • Segment Adjusted EBITDA margins expected to be above prior year levels • Next wave of multi - year commercial optimization • Favorable Print market dynamics will likely continue into 2023 • Will continue to work closely with suppliers and customers to ensure efficient and timely pass through of supplier - driven price increases

Questions 17

SAL ABBATE Chief Executive Officer

Appendix Reconciliation of Non - GAAP Financial Measures We supplement our financial information prepared in accordance with U.S. GAAP with certain non - GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, net, integration and acquisition expenses and o the r similar charges including any severance costs, costs associated with warehouse and office openings or closings, consolidation, and relocation and other bus ine ss optimization expenses, stock - based compensation expense, changes in the LIFO reserve, non - restructuring asset impairment charges, non - restructuring sev erance charges, non - restructuring pension charges, net, fair value adjustments related to contingent liabilities assumed in mergers and acquisiti ons and certain other adjustments), free cash flow and other non - GAAP measures such as the Net Debt to Adjusted EBITDA ratio. We believe investors commonly use Adju sted EBITDA, free cash flow and these other non - GAAP measures as key financial metrics for valuing companies. In addition, the credit agreement governi ng our Asset - Based Lending Facility (the " ABL Facility") permits us to exclude the foregoing and other charges in calculating "Consolidated EBITDA", as defined in the ABL Facility. We approximate foreign currency effects by applying the foreign currency exchange rate for the prior period to the local currenc y r esults for the current period. Adjusted EBITDA, free cash flow and these other non - GAAP measures are not alternative measures of financial performance or liqui dity under U.S. GAAP. Non - GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to, similarly tit led measures used by other companies. As a result, we consider and evaluate non - GAAP measures in connection with a review of the most directly comparable m easure calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non - GAAP measures and to consider them with the most directly comparable U.S. GAAP measures. Adjusted EBITDA, free cash flow and these other non - GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under U.S. GAAP. Please see the following ta ble s for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 19

Appendix Reconciliation of Non - GAAP Financial Measures 20 2022 2021 Net income (loss) $ 78.5 $ 21.3 Interest expense, net 3.5 5.1 Income tax expense (benefit) 5.8 9.1 Depreciation and amortization 12.7 14.5 EBITDA 100.5 50.0 Restructuring charges, net 2.7 4.3 Facility closure charges, including (gain) loss from asset disposition (0.6) 0.3 Stock-based compensation 2.8 1.2 LIFO reserve (decrease) increase 11.0 5.1 Non-restructuring severance charges 1.7 0.8 Other 1.4 (2.2) Adjusted EBITDA $ 119.5 $ 59.5 Net sales $ 1,858.1 $ 1,559.3 Adjusted EBITDA as a % of net sales 6.4% 3.8 % Three Months Ended March 31, Table I VERITIV CORPORATION NET INCOME (LOSS) TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN (in millions, unaudited)

21 Appendix Reconciliation of Non - GAAP Financial Measures Low High Net income (loss) $ 270 $ 305 Interest expense, net 15 15 Income tax expense (benefit) 80 95 Depreciation and amortization 50 50 Other reconciling items 30 20 Adjusted EBITDA $ 445 $ 485 Forecast for Year Ending December 31, 2022 Table I.a. VERITIV CORPORATION NET INCOME (LOSS) TO ADJUSTED EBITDA GUIDANCE (in millions, unaudited)

22 Appendix Reconciliation of Non - GAAP Financial Measures Three Months Ended March 31, 2022 Net cash provided by (used for) operating activities $ (5.9) Less: Capital expenditures (9.4) Free cash flow $ (15.3) Table II VERITIV CORPORATION FREE CASH FLOW (in millions, unaudited)

23 Appendix Reconciliation of Non - GAAP Financial Measures Forecast for Year Ending December 31, 2022 Net cash provided by (used for) operating activities approximately $280 Less: Capital expenditures (30) Free cash flow approximately $250 Table II.a VERITIV CORPORATION FREE CASH FLOW GUIDANCE (in millions, unaudited)

24 Appendix Reconciliation of Non - GAAP Financial Measures VERITIV CORPORATION FREE CASH FLOW (in millions, unaudited) 2021 2020 2019 Net cash flows provided by operating activities 154.7$ 289.2$ 281.0$ Less: Capital expenditures (20.4) (23.6) (34.1) Free cash flow 134.3$ 265.6$ 246.9$ Table ll.b Year Ended December 31,

25 Appendix Reconciliation of Non - GAAP Financial Measures March 31, 2022 Amount drawn on ABL Facility $ 474.2 Less: Cash and cash equivalents (33.8) Net debt $ 440.4 Last Twelve Months Adjusted EBITDA $ 402.6 Net debt to Adjusted EBITDA 1.1x Last Twelve Months March 31, 2022 Net income (loss) $ 201.8 Interest expense, net 15.6 Income tax expense (benefit) 49.6 Depreciation and amortization 53.4 EBITDA 320.4 Restructuring charges, net 13.8 Facility closure charges, including (gain) loss from asset disposition (0.8) Stock-based compensation 9.0 LIFO reserve (decrease) increase 49.5 Non-restructuring severance charges 8.7 Non-restructuring pension charges, net 0.5 Other 1.5 Adjusted EBITDA $ 402.6 Table III VERITIV CORPORATION NET DEBT TO ADJUSTED EBITDA (in millions, unaudited)

26 Appendix Reconciliation of Non - GAAP Financial Measures 2021 2020 2019 Amount drawn on ABL Facility 440.8$ 520.2$ 673.2$ Less: Cash and cash equivalents (49.3) (120.6) (38.0) Net debt 391.5$ 399.6$ 635.2$ Last twelve months Adjusted EBITDA 342.6$ 187.6$ 155.9$ Net debt to Adjusted EBITDA 1.1 2.1 4.1 Last Twelve Months December 31, 2021 2020 2019 Net income (loss) 144.6$ 34.2$ (29.5)$ Interest expense, net 17.2 25.1 38.1 Income tax expense (benefit) 52.9 8.8 0.7 Depreciation and amortization 55.2 57.7 53.5 EBITDA 269.9 125.8 62.8 Restructuring charges, net 15.4 52.2 28.8 Facility closure charges, including (gain) loss from asset disposition 0.1 (3.7) - Stock-based compensation 7.4 17.7 14.6 LIFO reserve (decrease) increase 43.6 (1.5) (3.7) Non-restructuring severance charges 7.8 4.1 8.4 Non-restructuring pension charges, net 0.5 7.2 6.6 Integration, acquisition and merger expenses - - 17.5 Fair value adjustment on Tax Receivable Agreement contingent liability - (19.1) 0.3 Fair value adjustment on contingent consideration liability - 1.0 13.1 Escheat audit contingent liability - (0.2) 3.7 Other (2.1) 4.1 3.8 Adjusted EBITDA 342.6$ 187.6$ 155.9$ Year Ended December 31, Table lll.a VERITIV CORPORATION NET DEBT TO ADJUSTED EBITDA (in millions, unaudited)

27 Appendix Reconciliation of Non - GAAP Financial Measures 27 1. Represents the results of the Rollsource business divested as of 3/31/21 2. Some of the amounts do not sum due to rounding 2022 2021 2022 2021 2022 2021 2022 2021 Reported sales growth 19.2% (8.7%) 17.4% 6.5% 11.3% (20.6%) 26.6% (23.8%) Daily impact 0.0% 1.4% 0.0% 1.7% 0.0% 1.3% 0.0% 1.2% Sales per day growth 19.2% (7.2%) 17.4% 8.2% 11.3% (19.4%) 26.6% (22.6%) Business divestitures 1 1.1% 0.1% - - - - 3.8% (0.2%) Organic daily sales growth 20.2% (7.1%) 17.4% 8.2% 11.3% (19.4%) 30.4% (22.8%) Foreign exchange 0.0% (0.4%) 0.0% (0.4%) 0.0% (0.8%) 0.0% 0.0% Organic constant currency sales growth 2 20.2% (7.5%) 17.4% 7.8% 11.3% (20.2%) 30.4% (22.8%) Print Solutions Table IV VERITIV CORPORATION Organic Growth Three Months Ended March 31, Total Company Packaging Facility Solutions

28 FIRST QUARTER 2022 FINANCIAL RESULTS May 9, 2022